FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2025

MOVING iMAGE TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40511	85-1836381
(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA	92708
(Address of Principal Executive Offices)	(Zip Code)

(714) 751‑7998
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.           Entry into a Material Definitive Agreement.

On October 31, 2025, Moving iMage Technologies, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with QSC, LLC (“QSC”) pursuant to which the Company purchased certain assets comprising QSC’s Digital Cinema Speaker Series (“DCS”) loudspeaker product line including, the DCS loudspeaker product line, including the SC, SR, SB, and RSM product families; intellectual property, including trademarks, designs, and trade secrets; inventory and raw materials; OEM supplier agreements; product technical documentation; and rights to service and support existing DCS customers, for a purchase price of $1.5 million.

The APA contains customary representations and warranties and agreements of the Company and the QSC.

The foregoing summary of the APA does not purport to be complete and is subject to, and qualified in its entirety by, the APA in the form filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.01.           Completion of Acquisition or Disposition of Assets.

On October 31, 2025, the Company completed the acquisition of the DCS loudspeaker product line from QSC. The information set forth under Item 1.01 in this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.           Regulation FD Disclosure.

On November 3, 2025, the Company issued a press release announcing that it acquired the assets of the globally recognized Digital Cinema Speaker Series loudspeaker product line from QSC. A copy the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit No.	Exhibit
10.1	Asset Purchase Agreement, dated October 31, 2025
99.1	Press Release dated November 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving iMage Technologies, Inc.

Date: November 6, 2025	By:	/s/ William Greene
	Name:	William Greene
	Title:	Chief Financial Officer